Filed Pursuant to Rule 497

File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated December 17, 2013

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in our common shares.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

 Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” and “Senior Securities” by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

BNP Paribas Credit Facility

On December 11, 2013, our newly-formed, wholly-owned subsidiary, Berwyn Funding LLC, or Berwyn Funding, entered into a committed facility arrangement, or the Financing Arrangement, with BNP Paribas Prime Brokerage, Inc., or BNP, pursuant to which Berwyn Funding may borrow, from time to time, up to $200,000 from BNP. The Financing Arrangement was effected through a Committed Facility Agreement by and between Berwyn Funding and BNP, or the Committed Facility Agreement, a U.S. PB Agreement by and between Berwyn Funding and BNP and a Special Custody and Pledge Agreement by and among Berwyn Funding, BNP and State Street Bank and Trust Company, as custodian, each dated as of December 11, 2013, or, collectively, the Financing Agreements.

We may contribute securities to Berwyn Funding from time to time, subject to certain restrictions set forth in the Committed Facility Agreement, and will retain a residual interest in any securities contributed through our ownership of Berwyn Funding or will receive fair market value for any securities sold to Berwyn Funding. Berwyn Funding may purchase additional securities from various sources. Berwyn Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. Berwyn Funding will pledge certain of its securities as collateral to secure borrowings under the Financing Arrangement. Such pledged securities will be held in a segregated custody account with State Street Bank and Trust Company, as custodian. The value of securities required to be pledged by Berwyn Funding is determined in accordance with the margin requirements described in the Financing Agreements. Berwyn Funding’s obligations to BNP under the Financing Arrangement are secured by a first priority security interest in substantially all of the assets of Berwyn Funding, including its portfolio of securities. The obligations of Berwyn Funding under the Financing Arrangement are non-recourse to us.

Borrowings under the Financing Arrangement accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Berwyn Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Financing Arrangement has not been borrowed. Berwyn Funding may terminate the Committed Facility Agreement upon 270 days’ notice. Absent a default or facility termination event, BNP is required to provide Berwyn Funding with 270 days’ notice prior to terminating or amending the Committed Facility Agreement. Berwyn Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Financing Arrangement.

In connection with the Financing Arrangement, Berwyn Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and termination events included in financing transactions, the Financing Agreements contain the following additional events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of us and Berwyn Funding; (b) any change in BNP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP, has the effect of impeding or prohibiting the Financing Arrangement; (c) certain events of insolvency or bankruptcy of us or Berwyn Funding; (d) specified material reductions in our or Berwyn Funding’s net asset value; (e) any change in our fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement between us and FS Advisor or if FS Advisor otherwise ceases to act as our investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP.

Under the terms of the Financing Agreements, BNP has the ability to borrow a portion of the pledged collateral, or, collectively, rehypothecated securities, subject to certain limits. Berwyn Funding receives a fee from BNP in connection with any rehypothecated securities. Berwyn Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Berwyn Funding to BNP. Berwyn Funding may recall any rehypothecated security at any time and BNP must return such security or equivalent security within a commercially reasonable period. In the event BNP does not return the security, Berwyn Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP under the Financing Agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Berwyn Funding under the Financing Agreements, BNP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Berwyn Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

Borrowings of Berwyn Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.